Exhibit 99.2

Anadarko WCTP Company sold to Kosmos Energy Ghana Holdings Limited, a wholly-owned subsidiary of Kosmos Energy Ltd.’s Statements of Revenues and Direct Operating Expenses for the Oil and Gas Assets

June 30, 2021 and 2020

ANADARKO WCTP COMPANY SOLD TO KOSMOS ENERGY GHANA HOLDINGS LIMITED, A WHOLLY-OWNED SUBSIDIARY OF KOSMOS ENERGY LTD.

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(832) 636-1000

Independent Auditors’ Review Report

The Board of Directors
Anadarko WCTP Company:

Report on the Financial Statements

We have reviewed the accompanying Statement of Revenues and Direct Operating Expenses for the Oil and Gas Assets of WCTP Company sold to Kosmos Energy Ghana Holdings Limited, a wholly-owned subsidiary of Kosmos Energy Ltd., (the “Statements”) for the three-month and six-month periods ended June 30, 2021 and 2020.

Management’s Responsibility

The Company’s management is responsible for the preparation and fair presentation of the interim financial information in accordance with U.S. generally accepted accounting principles; this responsibility includes the design, implementation, and maintenance of internal control sufficient to provide a reasonable basis for the preparation and fair presentation of interim financial information in accordance with U.S. generally accepted accounting principles.

Auditors’ Responsibility

Our responsibility is to conduct our reviews in accordance with auditing standards generally accepted in the United States of America applicable to reviews of interim financial information. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which the expression of an opinion regarding the financial information. Accordingly, we do not express such an opinion.

Conclusion

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial information for them to be in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

As described in note 2, the accompanying Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the operations of the properties.

/s/ KPMG LLP

Houston, Texas
October 13, 2021

ANADARKO WCTP COMPANY SOLD TO KOSMOS ENERGY GHANA

HOLDINGS LIMITED, A WHOLLY-OWNED SUBSIDIARY OF KOSMOS

ENERGY LTD.’S

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

	Three Months Ended June 30,		Six Months Ended June 30,
in thousands	2021	2020	2021	2020
Revenues
Oil and condensate sales	$43,365	$49,635	$154,123	$141,415
Total revenues	43,365	49,635	154,123	141,415
Direct Operating Expenses
Direct operating expenses	13,064	19,580	29,387	39,913
Total direct operating expenses	13,064	19,580	29,387	39,913
Excess of Revenues Over Direct Operating Expenses	$30,301	$30,056	$124,736	$101,502

See accompanying notes to the Statements of Revenues and Direct Operating Expenses.

Anadarko WCTP Company sold to Kosmos Energy Ghana Holdings Limited, a wholly-owned subsidiary of Kosmos Energy Ltd.

1.	Background Information

Occidental Petroleum Corporation’s fully-consolidated subsidiary, Anadarko WCTP Company (the “Company”), engages, through unincorporated joint operations, in oil and gas exploration, development, and production activities in the Tullow Oil-operated Jubilee and TEN fields of the Deepwater Tano (“DWT’) and West Cape Three Points (“WCTP”) Blocks, respectively, located in offshore Ghana (the “Ghana Properties”). The Company accounts for its interest in the joint operations using the proportionate consolidation method, whereby the Company recognizes its share of assets, liabilities, and expenses under the Company’s accounting policies.

The Company plans to divest its entire Joint Operating Agreement working interest (“JOA Interest”) of approximately 20% in the Ghana assets to two independent third party buyers, Kosmos Energy Ghana Holdings Limited, a wholly-owned subsidiary of Kosmos Energy Ltd. (“Kosmos”) and Ghana National Petroleum Corporation (“GNPC”). Under the terms of the PSA, under the creation of the new Cayman entity, Jubilee Oil Holdings Limited, the Company will assign a 7% JOA interest in both the DWT and WCTP blocks. This results in an assignment of approximately a 6.1% interest the Jubilee Unit Area and approximately an additional 6.0% interest in the TEN fields to GNPC. Kosmos will acquire the Company, which will include the remaining JOA Interests. Unless otherwise noted, amounts presented in the accompanying Statements of Revenues and Direct Operating Expenses of Occidental Petroleum Corporation’s Ghana Properties (the “Statements”), the Notes to the Statements, and the Supplementary Oil and Gas Disclosures represent the portion of the Company’s assets sold to Kosmos, which is approximately 65% of the Company’s interest in the TEN field and approximately 75% of the Company’s interest in the Jubilee field, as allocated by the respective contractual production participation interests in each of the fields.

Under the DWT Joint Operating Agreement, certain joint venture partners have pre-emption rights (the “Pre-Emption Rights”) with respect to the Company’s Assets that, if fully exercised, could reduce the ultimate interest sold to Kosmos. This right is exercisable for a 30-day period beginning from the date of close. If this right is exercised by a joint venture partner, such joint venture partner would compensate Kosmos for the interest it obtains. All financial data and supplemental oil and natural gas reserve information presented herein, assumes that such rights are not exercised.

The Company’s address in Ghana is Office 3D, Silver Star Towers, Accra Airport City, Ghana. The Company is currently producing from the Jubilee and TEN fields, The Jubilee unit straddles both DWT and WCTP contract areas, while the TEN field is exclusively within the DWT contract area.

2.	Summary of Significant Accounting Policies

Basis of Presentation The Statements include revenues from the sale of crude oil and direct operating expenses for the periods ended June 30, 2021 and 2020 for approximately 65% of the Company’s interest in the TEN field and approximately 75% of the Company’s interest in the Jubilee field. Revenues and direct operating expenses included in the Statements are presented on the accrual basis of accounting, and as the Ghana properties were not accounted for or operated as a separate segment, division, or entity by the parent entity, complete financial statements under U.S. generally accepted accounting principles are not available or practicable to produce. The Statements are not intended to be a complete presentation of the results of operations of the Ghana Properties and may not be representative of future operations as they do not include indirect general and administrative expenses; interest expense; depreciation, depletion, and amortization; provision for income taxes; and certain other revenues and expenses not directly associated with revenues from the sale of crude oil.

Use of Estimates Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the amounts reported in the Statements. These estimates and assumptions are based on management’s best estimates and judgment. Actual results may differ from those estimates.

Anadarko WCTP Company sold to Kosmos Energy Ghana Holdings Limited, a wholly-owned subsidiary of Kosmos Energy Ltd.

Revenues The Company’s crude oil production is sold to a marketing affiliate, Anadarko Energy Services Company (“AESC”), who then subsequently markets the production to third parties. The Company recognizes sales revenues for crude oil once each cargo lifting has occurred and title has transferred to AESC.

Direct Operating Expenses Production expenses are recognized when incurred and include (a) routine operating expenses and non-routine operating expenses; (b) marketing expenses; and (c) workover costs.

3.	Related Party Transactions

All of the Company’s crude oil is sold to AESC.

4.	Commitments

As of June 30 2021, the Company's tax returns for the Ghana Properties for years 2014-2018 are under audit.

5.	Contingencies

The Company has no contingent liabilities at the reporting date.

6.	Subsequent Events

The Company has evaluated subsequent events through October 13, 2021, the date the Statements were available to be issued, and has concluded there are no material subsequent events that would require disclosure in these financial statements.

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